UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event report): September 15, 2005
ARGON ST, INC.

(Exact Name of Registrant as specified in its charter)
DELAWARE

(State or other jurisdiction of incorporation)

000-08193	38-1873250

(Commission File No.)	(I.R.S. Employer Identification No.)
12701 Fair Lakes Circle, Suite 800, Fairfax Virginia 22033

(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (703)322-0881
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ARGON ST, INC. AND SUBSIDIARIES
ITEM 8.01. OTHER EVENTS
     On September 13, 2005, Argon ST, Inc. (the ‘Company’) announced that it has reached an agreement with the majority owners to acquire the outstanding stock of Radix Technologies, Inc. of Mountain View, California. The Company’s press release, dated September 13, 2005, is attached as Exhibit 99.1

Exhibit Number	Description

99.1	Press Release, dated September 13, 2005, issued by Argon ST, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report be signed on its behalf by the undersigned, thereunto duly authorized.

ARGON ST, INC.
September 15, 2005	By:	/s/ Victor F. Sellier
Victor F. Sellier
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated September 13, 2005, issued by Argon ST, Inc